UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

INTERPACE BIOSCIENCES, INC.

(Name of Registrant as Specified in Its Charter)

Not applicable

(Name of Person(s) Filing Proxy Statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

September 22, 2023

Dear Stockholder:

It is my pleasure to invite you to attend Interpace Biosciences, Inc.’s (“Interpace”, the “Company”, “we”, “us” or “our”) Annual Meeting of Stockholders to be held on November 14, 2023, at 4:00 p.m., Eastern Time (the “Annual Meeting”).

We have decided that the Annual Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. We are pleased to use the latest technology to increase access, to improve communication and to obtain cost savings for our stockholders and the Company. Use of a virtual meeting will enable increased stockholder attendance and participation as stockholders can participate from any location. Stockholders will have the ability to attend, vote and submit questions shortly before and during the virtual meeting from any location via the Internet at www.virtualshareholdermeeting.com/IDXG2023. If you intend to participate in the virtual meeting, please refer to the section “General Information About the Annual Meeting and Voting” below.

During our Annual Meeting, we will discuss each item of business described in the Notice of Annual Meeting and Proxy Statement enclosed with this letter. There also will be time for questions.

We hope that you will exercise your right to vote, either by attending the Annual Meeting via the Internet or by voting through other acceptable means as promptly as possible. Stockholders of record at the close of business on September 20, 2023 are entitled to notice of and to vote at the meeting.

The following Notice of the 2023 Annual Meeting of Stockholders, Proxy Statement and proxy card include information about the matters to be acted upon by stockholders at the virtual Annual Meeting. We hope that you will exercise your right to vote, either by attending the Annual Meeting online and voting electronically or by voting through other acceptable means as promptly as possible. You may vote electronically at the Annual Meeting through the Internet, by telephone, or by mailing your completed proxy card (or voting instruction form, if you hold your shares through a broker). Whether or not you plan to attend the virtual Annual Meeting, it is important that your shares are represented. If you have any questions, please contact Christopher McCarthy, by telephone at 412-224-6100 ext. 6705 or by email at cmccarthy@interpace.com.

We are delighted to have you as a stockholder of Interpace, and we thank you for your ongoing support.

Sincerely,

/s/ Thomas W. Burnell
Thomas W. Burnell
President and Chief Executive Officer

2001 Route 46 Waterview Plaza, Suite 310, Parsippany, New Jersey 07054

Phone: 412.224.6100 · Toll Free: 855.776.6419 · http://www.interpace.com

NOTICE OF THE 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 14, 2023

To the Stockholders of Interpace Biosciences, Inc.:

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Interpace Biosciences, Inc. (“Interpace”, the “Company”, “we”, “us”, or “our”) will be held virtually via the Internet at www.virtualshareholdermeeting.com/IDXG2023 on November 14, 2023 at 4:00 p.m., Eastern Time. At the Annual Meeting, stockholders will act on the following matters:

1.	Election of two Class III director nominees named in the Proxy Statement, who will serve for a term of three years and until each such director’s successor is elected and qualified;

2.	A non-binding advisory vote on a resolution approving the compensation of our named executive officers;

3.	A non-binding advisory vote on frequency of executive compensation advisory votes;

4.	Ratification of the appointment of EisnerAmper, LLP (“EisnerAmper”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

5.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on September 20, 2023 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. We have decided that the Annual Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. We are pleased to use the latest technology to increase access, to improve communication and to obtain cost savings for our stockholders and the Company. Use of a virtual meeting will enable increased stockholder attendance and participation as stockholders can participate from any location. Stockholders will have the ability to attend, vote and submit questions shortly before and during the virtual meeting from any location via the Internet at www.virtualshareholdermeeting.com/IDXG2023.

A complete list of these stockholders will be available in electronic form at the Annual Meeting and will be accessible for ten days prior to the Annual Meeting. If you would like to inspect the list, please call Christopher McCarthy, the Company’s Chief Financial Officer, at 412-224-6100 ext. 6705 to obtain a digital copy of the list for the inspection prior to the Annual Meeting. All stockholders are cordially invited to virtually attend the Annual Meeting.

We look forward to greeting personally those stockholders who are able to attend the meeting online. However, whether or not you plan to join us at the meeting, it is important that your shares be represented. Stockholders of record at the close of business on September 20, 2023 are entitled to notice of and to vote at the meeting. We will be using the “Notice and Access” method of providing proxy materials to you via the Internet. On or about October 3, 2023, we will mail to our stockholders a Notice Regarding the Availability of Proxy Materials for the Annual Meeting (“Notice”) containing instructions on how to access our Proxy Statement and our 2022 Annual Report on Form 10-K, as amended, and vote electronically via the Internet. The Notice also contains instructions on how to receive a printed copy of your proxy materials.

Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the virtual Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible by Internet, telephone or mail. For specific instructions on how to vote your shares, please refer to the instructions in the section entitled “General Information About the Annual Meeting and Voting” beginning on page 1 of the Proxy Statement or your attached proxy card.

By order of the Board of Directors,

/s/ Thomas W. Burnell
Thomas W. Burnell
President & Chief Executive Officer

Dated: September 22, 2023

Important Notice Regarding the Availability of Proxy

Materials for the Annual Meeting of Stockholders to Be Held

on November 14, 2023

The Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders and

Annual Report are also available on the Internet at

www.proxyvote.com

TABLE OF CONTENTS

Page

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1

PROPOSAL NO. 1 — Election of TWO Class III director nomineeS named in the Proxy Statement, who will serve for a term of three years and until such director’S successor IS elected and qualified	9

DIRECTOR BIOGRAPHIES AND QUALIFICATIONS	10

INFORMATION ABOUT THE COMPENSATION OF OUR DIRECTORS	13

PROPOSAL NO. 2 — NON-BINDING ADVISORY VOTE ON RESOLUTION TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION	15

PROPOSAL NO. 3 — NON-BINDING ADVISORY VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION ADVISORY VOTES	16

PROPOSAL NO. 4 — RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	17

AUDIT COMMITTEE MATTERS AND FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	17

AUDIT COMMITTEE REPORT	18

GOVERNANCE OF THE COMPANY	19

EXECUTIVE OFFICERS	23

INFORMATION ABOUT OUR EXECUTIVE COMPENSATION	24

PAY VERSUS PERFORMANCE	28

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	33

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	35

OTHER MATTERS	35

ADDITIONAL INFORMATION	35

PROXY STATEMENT

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why are you receiving these proxy materials?

We have made these materials available to you electronically in connection with the solicitation of proxies on behalf of our board of directors (the “Board”) for use at our 2023 Annual Meeting of Stockholders (the “Annual Meeting”). This Proxy Statement describes the matters on which you, as a stockholder, are entitled to vote. It also gives you information on these matters so that you can make an informed decision.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice Regarding the Availability of Proxy Materials for the Annual Meeting (the “Notice”) to our stockholders of record and beneficial owners as of the record date (for more information on the record date, see “—  Who is entitled to vote at the Annual Meeting?”). The mailing of the Notice to our stockholders is scheduled to begin on or about October 3, 2023. All stockholders will have the ability to access the proxy materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended (the “Annual Report”) on a website referred to in the Notice or to request to receive a printed set of the proxy materials and the Annual Report. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. Stockholders may also request to receive proxy materials and our Annual Report in printed form by mail or electronically by email on an ongoing basis.

How do I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how you can:

●	View our proxy materials for the Annual Meeting and our Annual Report on the Internet; and

●	Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you, and will reduce the impact of printing and mailing these materials on the environment. Stockholders may also request to receive proxy materials and our Annual Report in printed form by mail or electronically by email on an ongoing basis. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

What items will be voted on at the Annual Meeting?

The following proposals are scheduled for a vote at the Annual Meeting:

1.	Election of two Class III director nominees named in the Proxy Statement, who will serve for a term of three years and until each such director’s successor is elected and qualified;

2.	A non-binding advisory vote on a resolution approving the compensation of our named executive officers;

3.	A non-binding advisory vote on the frequency of executive compensation advisory votes;

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4.	Ratification of the appointment of EisnerAmper, LLP (“EisnerAmper”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

5.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

In addition, management will be available to respond to questions from stockholders.

What are the Board’s voting recommendations?

The Board’s recommendations are set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote FOR Proposal Nos. 1, 2, 3 and 4.

Who is entitled to vote at the Annual Meeting?

Stockholders of record at the close of business on September 20, 2023 (the “Record Date”) may vote at the Annual Meeting. There were 4,321,772 shares of our common stock and 47,000 shares of our Series B convertible preferred stock, par value $0.01 per share (the “Series B Preferred Stock”), outstanding on the Record Date. As of the date of this Proxy Statement, the two Series B Preferred Stock stockholders, on an as-converted basis, control an aggregate of sixty-four percent (64%) (7,833,332 shares) of our outstanding shares of common stock through their holdings of Series B Preferred Stock. A complete list of these stockholders will be available in electronic form at the Annual Meeting and will be accessible for ten days prior to the Annual Meeting. If you would like to inspect the list, please call Christopher McCarthy, the Company’s Chief Financial Officer, at 412-224-6100 ext. 6705 to obtain a digital copy of the list for the inspection prior to the Annual Meeting. All stockholders are cordially invited to attend the virtual Annual Meeting.

What are the voting rights of the holders of our common stock?

Each outstanding share of our common stock will be entitled to one vote per share on each matter considered at the Annual Meeting.

What are the voting rights of the holders of our preferred stock?

Each outstanding share of our Series B Preferred Stock will be entitled to vote on each matter considered at the Annual Meeting. Each holder of outstanding shares of our Series B Preferred Stock will be entitled to cast the number of votes equal to the number of whole shares of common stock into which the shares of Series B Preferred Stock held by such holder are convertible as of the Record Date. Except as provided by law or by our Certificate of Incorporation (which includes the Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock (the “Certificate of Designation of Series B Preferred Stock”)), holders of Series B Preferred Stock will vote together with the holders of common stock as a single class and on an as-converted to common stock basis.

The holders of our Series B Preferred Stock are Ampersand 2018 Limited Partnership (“Ampersand”) and 1315 Capital II, L.P. (“1315 Capital”, and together with Ampersand, each a “Series B Investor” and collectively, the “Series B Investors”). For so long as each of Ampersand and 1315 Capital holds at least sixty percent (60%) of the Series B Preferred Stock issued to it on January 15, 2020, such Series B Investor will be entitled to elect two directors to the Board, provided that one of the directors qualifies as an “independent director” under Rule 5605(a)(2) of the listing rules of the Nasdaq Stock Market (or any successor rule or similar rule promulgated by another exchange on which the Company’s securities are then listed or designated). However, if at any time such Series B Investor holds less than sixty percent (60%), but at least forty percent (40%), of the Series B Preferred Stock issued to it on January 15, 2020, such Series B Investor would only be entitled to elect one director to the Board. Any director elected pursuant to the terms of the Certificate of Designation of Series B Preferred Stock may be removed without cause by, and only by, the affirmative vote of the holders of Series B Preferred Stock. A vacancy in any directorship filled by the holders of Series B Preferred Stock may be filled only by vote or written consent in lieu of a meeting of such holders of Series B Preferred Stock or by any remaining director or directors elected by such holders of Series B Preferred Stock.

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What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Record Owners

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you are the stockholder of record with respect to those shares, and the Proxy Statement and the form of proxy have been sent directly to you.

Beneficial Owners

Many stockholders hold their shares through a broker, trustee, or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” The Proxy Statement and the form of voting instruction card has been forwarded to you by your broker, trustee, or other nominee who is considered, with respect to those shares, the stockholder of record.

How can you vote?

Record Owners and Beneficial Owners Who Have Been Provided With a 16-Digit Control Number

If you are a record holder, meaning your shares are registered in your name and not in the name of a broker, trustee, or other nominee, or a beneficial owner who has been provided by your broker with a 16-digit control number, you may vote:

1. Over the Internet – If you have Internet access, you may authorize the voting of your shares by accessing www.proxyvote.com and following the instructions set forth in the proxy materials. You must specify how you want your shares voted or your vote will not be completed and you will receive an error message. Your shares will be voted according to your instructions. You can also vote during the meeting by visiting www.virtualshareholdermeeting.com/IDXG2023 and having available the control number included on your proxy card or on the instructions that accompanied your proxy materials.

2. By Telephone – If you are a registered stockholder, you may call toll-free 1-800-690-6903 to vote by telephone. If you are a beneficial owner who has been provided with a control number on the voting instruction form that accompanied your proxy materials, you may call toll-free 1-800-454-8683 to vote by telephone. Your shares will be voted according to your instructions.

3. By Mail If You Are a Record Owner – Complete and sign the attached proxy card and mail it in the enclosed postage prepaid envelope. Your shares will be voted according to your instructions. If you sign your WHITE proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board. Unsigned proxy cards will not be voted.

Beneficial Owners

As the beneficial owner, you have the right to direct your broker, trustee, or other nominee on how to vote your shares. In most cases, when your broker provides you with proxy materials, they will also provide you with a 16-digit control number, which will allow you to vote as described above or at the Annual Meeting. If your broker has not provided you with a 16-digit control number, please contact your broker for instructions on how to vote your shares.

Beneficial Owners and Broker Non-Votes

Brokers, trustees, or other nominees who hold shares in street name for customers have the discretion to vote those shares with respect to certain matters if they have not received instructions from the beneficial owners. Brokers, trustees, or other nominees will have this discretionary authority with respect to “routine” matters such as Proposal No. 4, the ratification of the appointment of our independent registered public accounting firm, EisnerAmper.

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Proposal Nos. 1, 2 and 3 are “non-routine” matters for which discretionary voting power does not exist under applicable rules. A broker, trustee, or other nominee cannot vote without instructions on non-routine matters, and therefore, broker non-votes may exist in connection with Proposal Nos. 1, 2 and 3. For Proposal No. 1, the election of two directors, votes may be cast in favor of or withheld with respect to the nominee; broker non-votes will be excluded entirely from the vote and will therefore have no effect on the outcome of the vote. For Proposal Nos. 2 and 3, the non-binding advisory votes on a resolution approving the compensation of our named executive officers and the frequency of executive compensation advisory votes, respectively, broker non-votes will not be considered votes cast by stockholders of all of the shares of Common Stock present virtually or by proxy at the virtual Annual Meeting, including the shares of Series B Preferred Stock on an as converted to common stock basis, voting as a single class, and will therefore not have any effect with respect to those proposals.

How can you attend the Annual Meeting?

We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/IDXG2023. If you were a stockholder as of the Record Date with a 16-digit control number, or a beneficial owner who has been provided by your broker with a 16-digit control number, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

●	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/IDXG2023.

●	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/IDXG2023 on the day of the Annual Meeting.

●	Webcast will start on November 14, 2023, at 4:00 p.m. Eastern Time

●	You will need your 16-digit control number to enter the Annual Meeting.

●	Stockholders may submit questions while attending the Annual Meeting via the Internet.

●	Webcast replay of the Annual Meeting will be available until November 14, 2024.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.

Why hold a virtual meeting?

We are excited to use the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. We believe the virtual meeting format enables increased stockholder attendance and participation because stockholders can participate from any location around the world.

How do I ask questions at the virtual Annual Meeting?

Shortly before and during the virtual Annual Meeting, you may only submit questions in the question box provided at www.virtualshareholdermeeting.com/IDXG2023. We will respond to as many inquiries at the virtual Annual Meeting as time allows.

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What if during the check-in time or during the virtual Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting website. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting website log-in page.

Can you change your vote or revoke your proxy?

If you are a stockholder of record or a beneficial owner who has been provided by your broker with a 16-digit control number, you may revoke your proxy or change your vote by (i) following the instructions in the proxy materials and entering a new vote by telephone or over the Internet up until 11:59 p.m. Eastern Time on November 13, 2023, (ii) attending the Annual Meeting online and voting electronically during the meeting (although attendance at the virtual Annual Meeting will not in and of itself revoke a proxy unless you properly vote electronically during the Annual Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation prior to the Annual Meeting), or (iii) entering a new vote by mail, which must be received prior to the holding of the vote at the virtual Annual Meeting at 4:00 p.m., Eastern Time, on November 14, 2023. Any written notice of revocation must be received by the Secretary of the Company prior to the holding of the vote at the virtual Annual Meeting at 4:00 p.m., Eastern Time, on November 14, 2023. Such written notice of revocation should be sent to the Company’s principal executive offices at 2001 Route 46 Waterview Plaza, Suite 310, Parsippany, New Jersey 07054, Attention: Corporate Secretary.

If you are the beneficial owner of shares held in street name, you must submit new voting instructions to your broker, trustee, or other nominee in accordance with the instructions you have received from them. The last proxy or vote that we timely receive from you will be the vote that is counted.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxies Thomas W. Burnell, our President and Chief Executive Officer and a member of the Board, and Christopher McCarthy, our Chief Financial Officer. They may act together or individually on your behalf and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please use the means available to you to vote by proxy so that your shares of common stock (including the Series B Preferred Stock on an as converted to common stock basis, voting as a single class) may be voted.

How will your proxy vote your shares?

Your proxy will vote according to your instructions. Unless otherwise directed in the proxy card, the proxy holders will vote the shares represented by a properly executed proxy:

1.	FOR election of two Class III director nominees named in the Proxy Statement, who will serve for a term of three years and until each such director’s successor is elected and qualified (Proposal No. 1);

2.	FOR approval on a non-binding advisory basis, of the compensation of our named executive officers (Proposal No. 2);

3.	FOR approval on a non-binding advisory basis, a resolution for conducting future stockholder advisory votes on executive compensation every three years (Proposal No. 3); and

4.	FOR ratification of the appointment of EisnerAmper as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal No. 4).

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What constitutes a quorum?

A quorum is necessary in order to conduct the Annual Meeting. A quorum will be present at the Annual Meeting if holders of a majority of the shares of common stock (including the Series B Preferred Stock on an as converted to common stock basis, voting as a single class) outstanding on the Record Date are represented at the Annual Meeting in person virtually or by proxy. For the purpose of electing a director, the presence in person virtually or by proxy of the holders of a majority of the voting power of the Company’s outstanding securities constitutes a quorum for the purposes of electing such director. As of the date of this Proxy Statement, two investors, on an as-converted basis, control an aggregate of sixty-four percent (64%) of our outstanding shares of common stock on an as converted basis through their holdings of Series B Preferred Stock.

Virtual attendance at the Annual Meeting constitutes presence in person for purposes of quorum. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present at the Annual Meeting, the stockholders present in person virtually or by proxy may adjourn the meeting to a date when a quorum is present. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the Annual Meeting.

What vote is required to approve each matter and how are votes counted?

Proposal No. 1: Election of two Class III director nominees named in the Proxy Statement, who will serve for a term of three years and until each such director’s successor is elected and qualified.

The election of the director nominees for whom we are soliciting proxies requires a plurality of the votes of the shares of common stock (including the Series B Preferred Stock, on an as converted to common stock basis, voting as a single class) present or represented by proxy at the Annual Meeting. Accordingly, the directorships to be filled at the Annual Meeting will be filled by the two nominees receiving the highest number of votes cast “FOR” such nominee. In the election of such a director, votes may be cast in favor of or withheld with respect to the nominee; broker non-votes will be excluded entirely from the vote and will therefore have no effect on the outcome of the vote.

Proposal No. 2: Non-binding Advisory Vote on Resolution to Approve Named Executive Officer Compensation.

A majority of the votes of the shares of common stock (including the Series B Preferred Stock, on an as converted to common stock basis, voting as a single class) cast in favor at the virtual Annual Meeting is required to approve this proposal. Abstentions and broker non-votes will not be considered votes cast at the virtual Annual Meeting and will therefore not have any effect with respect to Proposal No. 2.

Proposal No. 3: Non-binding Advisory Vote on Resolution to Approve Frequency of Future Stockholder Votes on Named Executive Officer Compensation.

A majority of the votes of the shares of common stock (including the Series B Preferred Stock, on an as converted to common stock basis, voting as a single class) cast in favor at the virtual Annual Meeting is required to approve this proposal. Abstentions and broker non-votes will not be considered votes cast at the virtual Annual Meeting and will therefore not have any effect with respect to Proposal No. 3.

Proposal No. 4: Ratification of appointment of EisnerAmper as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2023.

A majority of the votes of the shares of common stock (including the Series B Preferred Stock, on an as converted to common stock basis, voting as a single class) cast in favor at the Annual Meeting is required to approve this proposal. Abstentions and broker non-votes will not be considered votes cast at the virtual Annual Meeting and will therefore not have any effect with respect to Proposal No. 4.

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Who counts the votes?

We have engaged Broadridge Financial Solutions, Inc. (“Broadridge”) as our independent agent to tabulate stockholder votes. If you are a stockholder of record or a beneficial owner who has been provided by your broker with a 16-digit control number, and you choose to vote over the Internet (either prior to or during the meeting) or by telephone, Broadridge will access and tabulate your vote electronically, and if you choose to sign and mail your proxy card, your executed proxy card is returned directly to Broadridge for tabulation. As noted above, if you hold your shares through a broker, your broker (or its agent for tabulating votes of shares held in street name, as applicable) returns one proxy card to Broadridge on behalf of all its clients.

How does the Board recommend that you vote?

As to the proposals to be voted on at the Annual Meeting, the Board unanimously recommends that you vote:

●	FOR Proposal No. 1, the election of two Class III director nominees named in this Proxy Statement;

●	FOR Proposal No. 2, a non-binding advisory vote on a resolution to approve named executive officer compensation;

●	FOR Proposal No. 3, a resolution for conducting future stockholder advisory votes on executive compensation every three years; and

●	FOR Proposal No. 4, the ratification of appointment of EisnerAmper as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Why are you being asked to approve on a non-binding basis the compensation of the Company’s named executive officers?

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), the Company’s stockholders are entitled to vote at the Annual Meeting on whether to provide advisory approval of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. Pursuant to the Dodd-Frank Act, the stockholder vote on executive compensation is an advisory vote only, and it is not binding on us or the Board. While this advisory vote is non-binding, the Board values the opinions that stockholders express in their votes and will, as a matter of good corporate practice, take into account the outcome of the vote when considering future compensation decisions.

Why are you being asked to approve on a non-binding basis the frequency of the stockholders’ non-binding, advisory vote on compensation of the Company’s named executive officers?

The Dodd-Frank Act and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) provide stockholders the opportunity to indicate how frequently the Company should hold future advisory votes on the compensation of our named executive officers. Stockholders may indicate whether they would prefer to have future advisory votes on executive compensation every year, every two years, every three years or abstain from voting on this proposal. For the reasons described below, we recommend that our stockowners select a frequency of three years, or a triennial vote.

In 2017, stockholders approved a triennial frequency for their non-binding approval of the compensation of the Company’s named executive officers. Section 14A of the Exchange Act requires that stockholders be afforded the opportunity to approve, on a non-binding basis, no less often than every six years the frequency of their non-binding approval of the compensation of the Company’s named executive officers. The Company believes that a triennial vote remains appropriate, especially since it is a smaller reporting company.

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A triennial vote will provide us with the time to thoughtfully respond to stockholders’ sentiments and implement any necessary changes. We carefully review changes to our program to maintain the consistency and credibility of the program, which is important in motivating and retaining our employees. We therefore believe that a triennial vote is an appropriate frequency to provide our people and compensation committee sufficient time to thoughtfully consider stockholders’ input and to implement any appropriate changes to our executive compensation program, in light of the timing that would be required to implement any decisions related to such changes.

Your vote is requested. We therefore request that our stockholders select “Three Years” when voting on the frequency of advisory votes on executive compensation. Although the advisory vote is non-binding, our Board will review the results of the vote and take it into account in making a determination concerning the frequency of advisory votes on executive compensation.

Why are you being asked to ratify the appointment of EisnerAmper as our independent registered public accounting firm?

Although stockholder approval of the Audit Committee of the Board’s (the “Audit Committee”) selection of EisnerAmper as our independent registered public accounting firm is not required, we believe that it is advisable to give stockholders an opportunity to ratify this selection. If Proposal No. 4 is not approved at the Annual Meeting, the Audit Committee has agreed to reconsider its selection of EisnerAmper, but will not be required to take any action.

Are there other matters to be voted on at the Annual Meeting?

We do not know of any other matters that may come before the Annual Meeting other than the aforementioned matters. If any other matters are properly presented to the Annual Meeting, the persons named as proxies in the attached proxy card intend to vote or otherwise act in accordance with their judgment on the matter.

Where can you find the voting results?

Voting results will be reported in a Current Report on Form 8-K, which we will file with the SEC within four (4) business days following the Annual Meeting.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

The solicitation of proxies is being made on behalf of our Board, and we will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made telephonically, electronically, or by other means of communication by certain of our directors, officers or employees who will not receive additional compensation for those services. If you choose to access the proxy materials or Annual Report and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. We will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.

Who is our independent registered public accounting firm, and will they be represented at the Annual Meeting?

EisnerAmper is expected to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023 and to audit our financial statements for such year. We expect that one or more representatives of EisnerAmper will be available for the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions during the Annual Meeting.

What is “householding” and where can you obtain additional copies of the proxy materials?

For information about householding and how to request additional copies of proxy materials, please see the section captioned “Additional Information — Householding”.

What should I do if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares are likely registered in more than one name or brokerage account. Please follow the voting instructions on each proxy or voting instruction card that you receive to ensure that all of your shares are voted.

Contact for Questions About this Proxy Statement

If you have additional questions about this Proxy Statement or the meeting, please contact Christopher McCarthy, by telephone at 412-224-6100 ext. 6705 or by email at cmccarthy@interpace.com.

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PROPOSAL NO. 1 –

ELECTION OF DIRECTORS

Currently, the authorized number of directors to the Board is seven, divided into three classes with two directors in Class I, three directors in Class II and two directors in Class III. Directors serve for three-year terms. The terms of our two Class III directors, Messrs. Burnell and Keegan, will expire at the Annual Meeting The terms of our three Class II directors, Messrs. Chan, Gorman, and Rocca, will expire at the 2024 annual meeting, and the terms of our two Class I directors, Messrs. Aggarwal and Sullivan, will expire at the 2025 annual meeting.

NAME	CLASS	AGE	PRINCIPAL OCCUPATION OR EMPLOYMENT
Vijay Aggarwal	I	74	CEO of Phase Forward Technologies
Thomas W. Burnell	III	61	President and Chief Executive Officer of Interpace Biosciences, Inc.
Edward Chan	II	40	Partner of 1315 Capital Management, LLC
Robert Gorman	II	65	Managing Partner of MLC, LLC
Joseph Keegan, Ph.D.	III	70	Independent Investor
Fortunato Ron Rocca	II	62	Former President and Chief Executive Officer of Exagen Inc.
Stephen J. Sullivan	I	76	Founder, CRO Advisors LLC

(1) The term of the Class III directors expires in 2023; the term of the Class II directors expires in 2024; and the term of the Class I directors expires in 2025.

Joseph Keegan, Ph.D. and Thomas W. Burnell are the Board’s nominees for re-election as Class III directors. The nominees have been approved, recommended and nominated for re-election to the Board by the Nominating and Corporate Governance Committee (the “Nominating Committee”) and by the Board. The accompanying proxy will be voted for the election of Joseph Keegan, Ph.D. and Thomas W. Burnell, unless the proxy contains instructions otherwise. Management has no reason to believe that Joseph Keegan, Ph.D. or Thomas W. Burnell will not stand for re-election or will be unable to serve. However, in the event that Joseph Keegan, Ph.D. or Thomas W. Burnell should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person or persons as shall be designated by the Board.

The Board Recommends a Vote FOR the Election of the Nominees Listed Above and Proxies that Are Returned Will Be So Voted Unless Otherwise Instructed.

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DIRECTOR BIOGRAPHIES AND QUALIFICATIONS

The biographies and qualifications of the members of the Board are set forth below. No director is related to any of our other directors, executive officers, or persons nominated or chosen by the Company to become a director or executive officer that would require disclosure pursuant to Item 401(d) of Regulation S-K. Likewise, there are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer that would require disclosure pursuant to Item 401(d) of Regulation S-K.

Vijay Aggarwal, Class I Director and Ampersand Designee. Dr. Vijay Aggarwal was designated as a director by Ampersand 2018 Limited Partnership, a fund managed by Ampersand Capital Partners (“Ampersand”), as a holder of the Company’s Series B Preferred Stock, and thereby appointed and elected as a director effective February 1, 2022, replacing Eric B. Lev as designee of Ampersand. Dr. Aggarwal serves as Chair of the Board’s Compliance and Regulatory Committee (“Regulatory Compliance Committee”) which was formerly part of the Company’s Audit Committee and was formed in January 2020 and as a member of the Board’s Nominating Committee. Currently CEO of Phase Forward Technologies, and formerly a Managing Partner of The Channel Group, Dr. Aggarwal provides strategic advisory and capital formation services to companies with operations or investments in the clinical diagnostics, molecular diagnostic, and anatomic pathology sectors. He is also an active investor in early-stage medical technology companies. Prior to The Channel Group, he served as CEO of Vaxigenix, a pharmaceutical company developing vaccine treatments for colorectal cancer. From 2004-2009, Dr. Aggarwal was President and CEO of Aureon Laboratories, Inc., a predictive pathology company offering advanced tissue analysis services to practicing physicians and the pharmaceutical industry. From 2001 to 2004, he served as President of AAI Development Services, Inc., a global contract research and development services company serving the pharmaceutical and biotech industries. In 1999, following the acquisition of SmithKline Beecham Clinical Laboratories by Quest Diagnostics, Dr. Aggarwal led the team that planned the integration of the two companies and served on the Chairman’s Council. In addition, he served as President of Quest Diagnostic Ventures, where his responsibilities included new technology, new business models, clinical trials testing, and direct–to-consumer strategies.

Dr. Aggarwal spent 14 years with SmithKline Beecham Clinical Laboratories (“SBCL”), the clinical laboratory operations of SmithKline Beecham plc. During his tenure with SBCL, he held many positions, including Director of Business Development, Executive Vice President of Laboratories, having direct responsibility for all of SBCL’s U.S.-based laboratories, and as Vice President of Managed Care, responsible for third party reimbursement.

Early in his career, Dr. Aggarwal spent 8 years at Bio Science Laboratories, finishing his time with the company as Manager of Toxicology and Special Chemistry. He currently holds Board positions at Accugenomics, Allergenis, Moleculera and Slone Partners. Previous Board positions include Hycor Biomedical, Targeted Diagnostics and Therapeutics and ViraCor IBT Laboratories. He earned a BA in Chemistry from Case Western Reserve University and a Ph.D. in Pharmacology/Toxicology from the Medical College of Virginia.

Dr. Aggarwal brings extensive leadership in clinical diagnostic services as well as institutional and individual investment experience.

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Thomas W. Burnell, Class III Director. Effective December 1, 2020, Mr. Burnell was named President, Chief Executive Officer and a director of the Company. From October 15, 2019 until November 30, 2020, he served as President and Chief Executive Officer of Cardiovascular Clinic of Nebraska LLC, a medical treatment facility focused on diagnosis and treatment of cardiac and vascular disorders, and from October 2, 2017 until November 29, 2017 he served as Chief Executive Officer and a director of True Nature Holding, Inc., a public company now known as Mitesco, Inc. that focuses on development and acquisition of innovative technologies. From July 16, 2016 until March 31, 2017, Mr. Burnell was the President of Boston Heart Diagnostics Corporation, a diagnostics subsidiary of Eurofins Scientific, Inc. (“Eurofins”). From January 2014 to December 2016, Mr. Burnell was an Operating Partner of Ampersand, a private equity firm and the manager of the private equity fund that is a major stockholder of the Company, where he represented Ampersand’s investment in a dietary supplement manufacturer, Elite One Source Nutrisciences, Inc., as its President and Chief Executive Officer. From October 2014 until May 2016, Mr. Burnell served as Executive Chairman of Accuratus Lab Services, Inc., a provider of laboratory testing services, and from September 2012 until July 2014 he was President and Chief Executive Officer of Viracor-IBT Laboratories, Inc., a specialty testing laboratory with an emphasis on the transplant market, during which time it was majority-owned by Ampersand prior to its sale to Eurofins. Mr. Burnell performed the above-described services, except for his services to us, as the Co-Owner, General Partner, and Chief Executive Officer of Milestone Business Management, a consulting firm focused on strategic, financial, and organizational performance of food, pharmaceutical, and life science companies.

In addition, from September 2005 until August 2010, Mr. Burnell served as President and Chief Executive Officer of Nebraska Heart Institute Heart Hospital, a hospital which was acquired during his tenure by Catholic Health Initiatives. From February 2001 until August 2005, he was President and Chief Executive Officer of Eurofins, a U.S. wholly owned subsidiary of Eurofins Scientific Group, a publicly held international laboratory company (“Eurofins Group”). From September 2000 until June 2002, he was President and Chief Executive Officer of GenomicFX, Inc., a leader in livestock and aquaculture genomics. From June 1989 until July 2000, Mr. Burnell held various senior management positions at ContiGroup Companies, Inc., a global agriculture, food and nutrition company. Mr. Burnell holds a PhD in Nutrition from the University of Kentucky and a BS and MS in animal sciences and nutrition, respectively, from the University of Nebraska-Lincoln.

Mr. Burnell has extensive leadership experience in the healthcare, biotechnology, laboratory sciences and manufacturing sectors, which has led the Board to conclude that Mr. Burnell should serve as a director of the Company.

Edward Chan, Class II Director and 1315 Capital Designee. Edward Chan was designated as a director by 1315 Capital as a holder of the Company’s Series B Preferred Stock and thereby appointed and elected to the Board effective January 15, 2020 and was subsequently named to the Board’s Compensation & Management Development Committee (the “Compensation Committee”), Nominating Committee, and Regulatory Compliance Committee. From June 2021 through the present, Mr. Chan has been a partner of 1315 Capital Management, LLC, a Philadelphia-based firm that provides expansion and growth capital to healthcare companies. From October 2016 through June 2021, Mr. Chan served as a principal of 1315 Capital Management, LLC. Mr. Chan has over 17 years of experience in healthcare investing. From 2012 to 2016, Mr. Chan was a vice president at NaviMed Capital Advisors, LLC, a lower middle-market healthcare investment firm and an associate at Siemens Venture Capital, the investment arm of Siemens. Mr. Chan started his career developing and commercializing a molecular diagnostic product at a venture backed company and has been involved in several diagnostics and biopharma services investments including China Diagnostics Medical Corporation (acquired by Actis Capital), BioImagene, Inc. (acquired by Roche Holding AG), RadPharm, Inc. (acquired by JLL Partners), Cylex, Inc. (acquired by Viracor-IBT Laboratories, Inc.), Sequenom, Inc. (acquired by Laboratory Corporation of America Holdings) and Genoptix, Inc. (acquired by NeoGenomics, Inc.). He currently serves on the board of the private company Homestead Smart Health Plans LLC and the board of Integration Health Holdings, LLC. Mr. Chan received a BSc in Biomedical Engineering from Johns Hopkins University and an M.B.A. from the Wharton School at the University of Pennsylvania.

Mr. Chan’s designation as director brings to the Board experience in expanding healthcare companies and biomedical engineering and business backgrounds.

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Robert Gorman, Class II Director and Ampersand Designee. Robert Gorman was initially designated as director on October 17, 2019 by Ampersand as holder of the Company’s Series A Convertible Preferred Stock, which is no longer outstanding, and thereby appointed and elected to the Board and was re-designated as director by Ampersand as holder of Series B Preferred Stock and thereby re-appointed and re-elected to the Board effective January 15, 2020. On January 22, 2020, the Company named Mr. Gorman to the Compensation Committee and the Regulatory Compliance Committees. On April 16, 2020, Mr. Gorman resigned as a member of the Compensation Committee and was appointed as Chairman of the Board. Mr. Gorman’s experience includes over 30 years in healthcare leadership positions. The majority of his career has been in the laboratory services industry with both public and private companies. After leaving public accounting, he served as Operations Controller for Home Medical Systems, Inc., a company focused on the roll-up of the durable medical equipment business in the United States and sold to Beverly Enterprises. He joined Central Diagnostic Laboratory, the largest independent laboratory at the time, as East Coast Controller, which was acquired by Corning Clinical Laboratory (now known as Quest Diagnostics Incorporated). He spent over 20 years at Quest Diagnostics Incorporated. While at Quest Diagnostics Incorporated, he held various leadership roles including responsibility for the New York and New England laboratories and the East Region, and he ultimately became the Vice President of U.S. operations. After retiring from Quest Diagnostics Incorporated, Mr. Gorman along with WaterStreet Healthcare Partners acquired Converge Diagnostic Services LLC in 2009, where he served as Chief Executive Officer. He helped transform Converge Diagnostic Services LLC into a full-service regional laboratory services company servicing the New England market. After approximately four and a half years, Converge Diagnostics Services LLC was acquired by Quest Diagnostics Incorporated. Mr. Gorman served as Senior Vice President of U.S. Clinical Diagnostics for Eurofins Group, with responsibility for clinical diagnostic businesses in the U.S. from January 2017 to July 2018. Since July 2018, Mr. Gorman serves as a consultant for MLC, LLC, for which he is also the managing partner. Mr. Gorman has served on several for profit and not for profit boards, including for Eurofins’s subsidiary Boston Heart Diagnostics Corporation from January 2017 to July 2018. Mr. Gorman earned his B.S. in Accounting from Villanova University.

Mr. Gorman brings leadership in the laboratory services industry in public and private companies, including clinical diagnostic businesses, to the Board.

Joseph Keegan, Class III Director. Joseph Keegan, Ph.D. was appointed to the Board effective January 1, 2016 and was subsequently appointed Chairman of our Audit Committee and our Nominating Committee. Dr. Keegan has more than 30 years of experience in life science businesses. From 2007 to 2012, when it was sold to Pall Corporation, Dr. Keegan was chief executive officer at ForteBio, Inc., a life science tool company, where he helped to lead a financing round and established product development and sales strategies for that company. From 1998 to 2007, Dr. Keegan was chief executive officer at Molecular Devices Corporation (NASDAQ: MDCC), a provider of bioanalytical measurement systems, software and consumables, where Dr. Keegan helped grow the company both internally and through acquisitions. From 1992 to 1998, Dr. Keegan worked at Becton Dickinson and Company, a medical technology company that manufactures and sells medical devices and instrument systems, where he served as President of Worldwide Tissue Culture and Vice President, General Manager of Worldwide Flow Cytometry. From 1988 to 1992, Dr. Keegan was Vice President of the Microscopy and Scientific Instruments Division of Leica, Inc., a life science tool and semiconductor equipment provider. He currently serves on the boards of directors as the chairman of the board for the following privately held companies: Halo Labs (formerly known as Optofluidics, Inc.), Carterra (formerly known as Wasatch Microfluidics, Inc.), and Fluidic Analytics and currently serves on the board of directors of Nuclera Nucleics. In April 2017, he joined the board of ArrayJet Ltd., a privately held Scottish company and is currently chairman of the board. During 2022, Dr. Keegan joined the board of Hayward, CA based Biolog, Inc. Dr. Keegan is a member of the board of directors of Bio-Techne Corporation (NASDAQ: TECH), a publicly held biotech company. Dr. Keegan holds a B.A. in Chemistry from Boston University and a Ph.D. in Physical Chemistry from Stanford University.

Dr. Keegan’s specific qualifications and skills in the areas of life science businesses, product development and sales strategies led the Board to conclude that Dr. Keegan should serve as a director.

Fortunato Ron Rocca, Class II Director and 1315 Capital Designee. Ron Rocca was elected to the Board as a Class II director on January 22, 2020 following his designation by 1315 Capital as a holder of Series B Preferred Stock. Mr. Rocca was concurrently appointed to the Audit and Compensation Committees. From October 2011 through October 2022, Mr. Rocca served as President, Chief Executive Officer and Director of Exagen Inc. (NASDAQ: XGN), a company dedicated to transforming the care continuum for patients suffering from debilitating and chronic autoimmune diseases. From 2005 to October 2011, Mr. Rocca served as Vice President, Sales and Marketing, and as General Manager at Prometheus, a specialty pharmaceutical and diagnostic company which was acquired by Nestlé SA in 2011, where he was responsible for leading the commercial organization, strategic planning and implementation of projects designed to maximize brand sales. Prior to joining Prometheus, Mr. Rocca served as the General Manager of Alpharma Inc., a specialty pharmaceutical company. Earlier in his career, Mr. Rocca served in senior sales and marketing management positions for Elan Pharmaceuticals, Inc., a neuroscience-focused biotechnology company and Janssen Pharmaceuticals, Inc., a pharmaceutical subsidiary of Johnson & Johnson. Mr. Rocca received a B.S. in Marketing and Personnel Management from Towson State University. Mr. Rocca’s extensive knowledge of our business, as well as his over 25 years of experience in the diagnostic and pharmaceutical industries, contributed to our board of directors’ conclusion that he should serve as a director of our Company.

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Mr. Rocca brings to the Board extensive experience as an officer at public companies developing healthcare tests.

Stephen J. Sullivan, Class I Director. Stephen J. Sullivan is currently a director and served as Chairman of the Board from June 21, 2016 until April 16, 2020. Mr. Sullivan served as Interim Chairman of the Board from January 1, 2016 to June 20, 2016. Mr. Sullivan joined Interpace as a director in September 2004 and has served as Chairman of various committees of the Board. Mr. Sullivan currently serves as Chairman of the Compensation Committee and a member of the Audit and Nominating Committees. In early 2010, Mr. Sullivan founded CRO Advisors LLC, a specialty consulting firm he continues to head. Previously, Mr. Sullivan was the president and chief executive officer and a member of the board of directors of Harlan Laboratories, Inc. (“Harlan”) (acquired by Huntingdon Life Sciences Inc.), a privately held global provider of preclinical research tools and services, from February 2006 through January 2010, when he retired from that position. Prior to joining Harlan in 2006, Mr. Sullivan was a senior vice president of Covance, Inc. (“Covance”) and the president of Covance Central Laboratories, Inc., a major division of Covance. Prior to joining Covance, Mr. Sullivan was chairman and chief executive officer of Xenometrix, Inc. (“Xenometrix”), a biotechnology company with proprietary gene expression technology. He assisted with the merger of Xenometrix with Discovery Partners International. Prior to Xenometrix, Mr. Sullivan was vice president and general manager of a global diagnostic sector of Abbott Laboratories.

Mr. Sullivan has extensive experience as a director. In 2019, Mr. Sullivan became a director of The Emmes Company, LLC, a clinical research collaborator within the contract research organization industry. In July of 2022, The Emmes Company LLC was sold to New Mountain Capital, at which time Mr. Sullivan resigned from the board. Since April 2018, Mr. Sullivan has been a member of the board of Transnetyx, Inc., a privately held genotyping company. Since May 2015, Mr. Sullivan has been chairman of the board of Analytical Lab Group (formerly known as Microbiology Research Associates), a privately held microbiology services company. In May of 2020, Analytical Lab group was sold to Element, a UK company, at which time Mr. Sullivan resigned as Chairman and left the board. From April 2011 through March 2019, Mr. Sullivan was chairman of the board of MI Bioresearch, Inc. (formerly known as Molecular Imaging, Inc.), a privately held venture-backed drug discovery services company. In February of 2020, MI Bioresearch was sold to LabCorp, at which time Mr. Sullivan resigned as Chairman and left the board. In January 2016, Mr. Sullivan became chairman of the board of H2O Clinical (acquired by Pharma Start LLC). In July 2016, Mr. Sullivan became chairman of the board of PharmaStart, LLC. As of June 2017, both H20 Clinical and PharmaStart are doing business as Firma Clinical Research, a privately held specialty contract research organization. As of July 2018, Firma Clinical Research has been sold and Mr. Sullivan is no longer a member of its board. From November 2015 until August 2017, Mr. Sullivan was a member of the board of Accel Clinical Research, a phase 1 contract research organization. From June 2013 through January 2016, when the company was sold, Mr. Sullivan was the chairman of the board of BioreclamationIVT, LLC, a privately-owned bio-materials company. From May 2013 through March 2015, when the company was sold, Mr. Sullivan was a member of the board of directors of PHT Corporation (acquired by eResearchTechnology, Inc.), a privately-owned leader in electronic patient recorded outcomes in clinical trials.

Mr. Sullivan graduated from the University of Dayton, was a commissioned officer in the Marine Corps, and completed his M.B.A. in Marketing and Finance at Rutgers University. Mr. Sullivan is currently an adjunct Professor of Management at Georgetown University.

Mr. Sullivan has held senior leadership positions in companies in the life sciences and healthcare services industries. His specific qualifications and skills in the areas of general operations, financial operations and administration, and mergers and acquisitions led the Board to conclude that Mr. Sullivan should serve as a director of the Company.

INFORMATION ABOUT THE COMPENSATION OF OUR DIRECTORS

Director Compensation

The Compensation Committee is responsible for reviewing and making recommendations to the Board regarding all matters pertaining to compensation paid to directors for Board and committee chair services. Directors who also serve as employees of the Company do not receive payment for services as directors. The current compensation program for non-employee directors has been in effect since April 29, 2020 when it was approved by Board resolution, and is described further below.

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Cash Compensation Policy

In 2022, each of our non-employee directors received an annual director’s fee of $40,000, payable quarterly in arrears. Additionally, any non-employee director (except Mr. Gorman as Chairman) serving as Chairperson of a Board Committee received an annual fee of $10,000 (regardless of the number of Committees chaired.) For his roles as a director and Chairman of the Board, Mr. Gorman received a total annual fee of $170,000.

From time to time, the Board may form special committees to address discrete issues and the non-employee directors sitting on such special committees may receive additional compensation. In addition, our non-employee directors are entitled to reimbursement for travel and related expenses incurred in connection with attendance at Board and committee meetings.

Equity Compensation Policy

Commencing in 2020, each new appointee to the Board receives a grant of 28,000 stock options which vest in equal annual installments over a three-year period. Director equity compensation is reviewed on a regular basis with the assistance of Radford from time to time.

Director Compensation in 2022

The following table presents information relating to total compensation for our non-employee directors for the year ended December 31, 2022. Mr. Burnell, our Chief Executive Officer, does not receive compensation for his services on the Board. Information regarding the compensation of Mr. Burnell can be found above, under the heading “Narrative Disclosure to Summary Compensation Table”.

DIRECTOR COMPENSATION IN 2022
Name	Fees earned or paid in cash ($)	Stock awards ($) (1) (2)	Option awards ($) (1)	Total ($)
Vijay Aggarwal (3)	45,695	-	126,195	171,890
Edward Chan (4)	40,000	-	-	40,000
Robert Gorman	170,000	-	-	170,000
Joseph Keegan	50,000	-	-	50,000
Fortunato Ron Rocca	40,000	-	-	40,000
Stephen J. Sullivan	50,000	-	-	50,000

(1)	Outstanding option awards held by the non-employee directors as of December 31, 2022 consist of the following outstanding stock option amounts: Mr. Aggarwal – 28,000; Mr. Gorman -168,000; Dr. Keegan – 32,920; Mr. Rocca – 28,000; Mr. Sullivan – 33,820.
(2)	The dollar amounts set forth under the headings “Stock Awards” and “Option Awards” represent aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For purposes of computing such amounts, we disregarded estimates of forfeitures related to service-based vesting conditions. For additional information regarding our valuation assumptions, please refer to Note 15 – “Stock-Based Compensation” to our consolidated financial statements included in our Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission on March 27, 2023, as amended.
(3)	Dr. Aggarwal received 28,000 stock options upon his appointment to the Board on February 1, 2022.
(4)	Mr. Chan’s director compensation is payable to 1315 Capital.

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PROPOSAL NO. 2 —

NON-BINDING ADVISORY VOTE ON RESOLUTION TO APPROVE

NAMED EXECUTIVE OFFICER COMPENSATION

Pursuant to Section 14A of the Exchange Act, which was added by the Dodd-Frank Act, the Company’s stockholders are entitled to vote at the Annual Meeting on whether to provide advisory approval of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement. At our 2017 annual meeting, stockholders agreed, and the Board subsequently approved, that our stockholders should have the opportunity to cast an advisory vote to approve the compensation of our named executive officers on a triennial basis. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall total compensation of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement, including under the heading “Information About Our Executive Compensation.” The stockholder vote on executive compensation is an advisory vote only, and it is not binding on us or the Board.

Our executive compensation programs are designed to attract and retain superior employees in key positions to enable us to succeed in the highly competitive market for talent, while simultaneously maximizing stockholder returns. Our goal is to provide a competitive compensation package to our executives, tie a significant portion of pay to performance and utilize components that align the interests of our executives with those of our stockholders. The Compensation Committee and the Board believe that our executive compensation program fulfills these goals and is reasonable, competitive, and appropriately aligned with our performance and the performance of our executives.

We are asking the Company’s stockholders to indicate their support for the advisory approval of the Company’s executive compensation as described in this Proxy Statement, including under the heading “Information About Our Executive Compensation.” Accordingly, we ask that our stockholders vote “FOR” the following resolution:

“RESOLVED, that the Company’s stockholders APPROVE, on an advisory basis, the Company’s executive compensation as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related compensation tables and narrative disclosure.”

While this advisory vote is non-binding, the Board values the opinions that stockholders express in their votes and will, as a matter of good corporate practice, take into account the outcome of the vote when considering future compensation decisions.

The Board Recommends a Vote FOR the Advisory Vote on Executive Compensation and Proxies that Are Returned Will Be So Voted Unless Otherwise Instructed.

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PROPOSAL NO. 3 –

ADVISORY VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION ADVISORY VOTES

In Proposal No. 2 above, we are asking stockholders to cast an advisory vote for the compensation disclosed in this proxy statement that we paid in fiscal 2022 to our named executive officers.

In this Proposal No. 3, the Board of Directors is asking stockholders to cast a non-binding, advisory vote on how frequently we should have say-on-pay votes in the future. Stockholders will be able to mark the enclosed proxy card or voting instruction form on whether to hold say-on-pay votes every one, two or three years. Alternatively, you may indicate that you are abstaining from voting.

Accordingly, we ask that our stockholders vote “THREE YEARS” on the following resolution:

“RESOLVED, that the stockholders of the Company recommend, in a non-binding vote, whether an advisory vote to approve the compensation of the Company’s named executive officers should occur every one, two or three years.”

In 2017, stockholders approved a triennial frequency for their non-binding approval of the compensation of the Company’s named executive officers. Section 14A of the Exchange Act requires that stockholders be afforded the opportunity to approve, on a non-binding basis, no less often than every six years the frequency of their non-binding approval of the compensation of the Company’s named executive officers. The Company believes that a triennial vote remains appropriate, especially since it is a smaller reporting company.

A triennial vote provides us with the time to thoughtfully respond to stockholders’ sentiments and implement any necessary changes. We carefully review changes to our program to maintain the consistency and credibility of the program which is important in motivating and retaining our employees. We therefore believe that a triennial vote is an appropriate frequency to provide our people and compensation committee sufficient time to thoughtfully consider stockholders’ input and to implement any appropriate changes to our executive compensation program, in light of the timing that would be required to implement any decisions related to such changes.

This vote, like the say-on-pay vote itself in Proposal No. 2, is not binding on the Board. The Board believes that every three years is the appropriate frequency. Our executive compensation programs are intended to have a focus that is longer than the current year for which compensation is paid. The Board believes that our executive compensation programs should be evaluated in a say-on-pay stockholder vote over a period longer than one year because our programs are designed to reward performance over time, and the Company believes that three years is an appropriate period over which to evaluate the effectiveness of those programs. While we recognize that there are many views on the appropriateness of any interval of frequency, we believe that conducting an annual advisory vote on executive compensation may unnecessarily focus on short-term performance. However, if a plurality of votes is cast in favor of an interval other than three years, the Board intends to consider the vote of stockholders and evaluate the frequency with which an advisory vote on executive compensation will be submitted to stockholders in the future. Even if a plurality of votes are cast in favor of a three-year frequency, if our executive compensation program is materially changed in any year, the Board may present a say-on-pay vote at the next annual meeting even if it would otherwise not be scheduled.

The Board Recommends That Stockholders Select “EVERY 3 YEARS” On The Proposal Concerning The Frequency Of Future Advisory Votes On Executive Compensation.

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PROPOSAL NO. 4 —

RATIFICATION OF APPOINTMENT OF OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has appointed EisnerAmper as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Although stockholder approval is not required, we desire to obtain from the stockholders an indication of their approval or disapproval of the Audit Committee’s action in appointing EisnerAmper as the independent registered public accounting firm of the Company and its subsidiaries. The accompanying proxy will be voted FOR the ratification of the appointment of EisnerAmper unless the proxy contains instructions otherwise. If the stockholders do not ratify this appointment, such appointment will be reconsidered by the Audit Committee, but the Audit Committee will not be required to take any action.

A representative of EisnerAmper is expected to be available at the Annual Meeting and will be afforded an opportunity to make a statement and to respond to questions.

The Board Recommends a Vote FOR the Ratification of the Appointment of EisnerAmper, LLP for Fiscal Year 2023 and Proxies that Are Returned Will Be So Voted Unless Otherwise Instructed.

AUDIT COMMITTEE MATTERS AND FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

Under its charter, the Audit Committee must pre-approve all engagements of our independent registered public accounting firm unless an exception to such pre-approval exists under the Exchange Act or the rules of the SEC. The Audit Committee approved the termination of our relationship with BDO USA LLP (“BDO”) and our retention of EisnerAmper as our independent registered accounting firm for the fiscal year ended December 31, 2022. Each year, the independent registered public accounting firm’s retention to audit our financial statements and permissible non-audit services, including the associated fees, is approved by the Audit Committee. At the beginning of each fiscal year, the Audit Committee evaluates other known potential engagements of the independent registered public accounting firm, in light of the scope of the work proposed to be performed and the proposed fees, and approves or rejects each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent registered public accounting firm’s independence. At subsequent Audit Committee meetings, the Audit Committee receives updates on the services actually provided by the independent registered public accounting firm, and management may present additional services for approval. Typically, these would be services, such as due diligence for an acquisition, that were not known at the beginning of the year. The Audit Committee has delegated to the Chairperson of the Audit Committee the authority to evaluate and approve engagements on behalf of the Audit Committee in the event that a need arises for pre-approval between committee meetings. If the Chairperson so approves any such engagements, he will report that approval to the full Audit Committee at the next Audit Committee meeting. All of the services and corresponding fees described below were approved by the Audit Committee.

BDO USA LLP

BDO, an independent registered public accounting firm, had served as our independent accountants beginning in 2012. On April 13, 2022, the relationship between the Company and BDO as the Company’s independent registered public accounting firm for the Company was terminated and EisnerAmper was retained as the Company’s new independent registered public accounting firm. The reports of BDO on the audited consolidated financial statements of the Company for the fiscal years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles except that there was an explanatory paragraph describing conditions that raised substantial doubt about the Company’s ability to continue as a going concern.

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During the fiscal years ended December 31, 2021 and 2020, as well as during the subsequent interim period preceding April 13, 2022, there were no (i) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with BDO with respect to any matter relating to accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of BDO, would have caused it to make reference thereto in its reports on the audited consolidated financial statements of the Company for such years; or (ii) “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except for the material weakness in the Company’s internal control over financial reporting related to properly identifying all the events that could trigger an asset impairment reported in Part II, Item 9A “Controls and Procedures” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Audit and Other Fees

EisnerAmper, an independent registered public accounting firm, has served as our independent accountants since April 13, 2022. Prior to April 13, 2022, BDO USA LLP (“BDO”) had served as our independent accountants. Fees for services provided by EisnerAmper and BDO for the past two completed years ended December 31 were as follows:

PRINCIPAL ACCOUNTANT FEES AND SERVICES
	2022	2021
Audit Fees (1)(2)(3)	$346,974	$379,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$346,974	$379,000

(1)	Audit fees include the audit of our consolidated financial statements.
(2)	Included within audit fees for the year ended December 31, 2021 are those fees totaling $25,000 associated with our S-1 filing in 2021.
(3)	Included within audit fees for the year ended December 31, 2022 are $85,000 billed by BDO for the review of the Company’s 2021 financials that were adjusted for discontinued operations.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee shall not be deemed incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate it by reference therein.

The Audit Committee has reviewed our audited financial statements for the fiscal year ended December 31, 2022 and discussed them with management and EisnerAmper, the independent registered public accounting firm that audited our financial statements for fiscal 2022. The Audit Committee has also discussed with EisnerAmper the matters required to be discussed by the SEC and the Public Company Accounting Oversight Board’s (the “PCAOB”) Auditing Standard No. 1301, “Communications with Audit Committees.” The Audit Committee also received the written disclosures and the letter from EisnerAmper required by Rule 3526 of the PCAOB, “Communications with Audit Committees Concerning Independence,” and the Audit Committee discussed with EisnerAmper the firm’s independence.

Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations, including the effectiveness of internal control over financial reporting. EisnerAmper was responsible for performing an independent audit of our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. EisnerAmper had full access to the Audit Committee to discuss any matters they deem appropriate.

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Based on the reports and discussions described in this report, the Audit Committee recommended to the Board that our audited financial statements for the fiscal year ended December 31, 2022 be included in our Annual Report for filing with the SEC.

Submitted by the Audit Committee

Dr. Joseph Keegan, Chairperson

Stephen Sullivan

Fortunato Ron Rocca

GOVERNANCE OF THE COMPANY

Corporate Governance and Code of Business Conduct

Our Board has adopted a written Code of Business Conduct that applies to our directors, officers, and employees, as well as Corporate Governance Guidelines applicable specifically to our Board. You can find links to these documents in the “Investor Relations-Corporate Governance” section of our website page at www.interpace.com. The content contained in, or that can be accessed through, our website is not incorporated into this Proxy Statement. Disclosure regarding any amendments to, or any waivers from, a provision of our Code of Business Conduct that applies to one or more of our directors, our principal executive officer, our principal financial or our principal accounting officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, or posted on our website (www.interpace.com). Our common stock is quoted on the OTCQX, which is operated by OTC Markets Group, Inc. (“OTC Markets”).

Board Leadership and Structure

The Chairman of the Board presides at all meetings of the Board. Mr. Gorman serves as the Chairman of the Board, and Mr. Burnell, our Chief Executive Officer, serves as a director. The Board has determined that Mr. Gorman and Mr. Burnell are not “independent” within the meaning of the OTCQX Rules for U.S. Companies (the “OTCQX Rules”). The Board has determined that the remaining members of the Board are independent within the meaning of the OTCQX Rules.

The Board believes that the roles of Chief Executive Officer and Chairman of the Board should be separate at this time. The Board believes that it should be free to make a choice from time to time in any manner that it believes is in the best interests of the Company and our stockholders.

Risk Oversight by the Board

The Board and, in particular, the Audit Committee view enterprise risk management as an integral part of the Company’s planning process. The subject of risk management is a recurring agenda item. The Audit Committee evaluates enterprise risk with management and the Company’s independent registered public accountants on a regular basis and also receives updates from the Company’s internal audit consultants, and the Audit Committee in turn calls the Board’s attention to items in such reports as it deems appropriate for review by the full Board.

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Additionally, the charters of certain of the Board’s committees assign oversight responsibility for particular areas of risk. For example, our Audit Committee oversees management of enterprise-wide risks, including those related to accounting, auditing and financial reporting and maintaining effective internal control over financial reporting, and for compliance with the Code of Business Conduct. Our Regulatory Compliance Committee oversees management’s efforts to adopt and implement policies and procedures that require the Company and its employees to comply with the regulatory framework of laws and regulations with respect to its operations and to be compliant with applicable operational, health, safety, quality, and regulatory requirements and best practices. Our Audit Committee and Regulatory Compliance Committee also review and discuss with relevant management, at least annually, the implementation and effectiveness of risk management programs in the areas of cybersecurity and privacy as it relates to healthcare compliance. Our Nominating Committee oversees compliance with listing standards for independent directors, committee assignments and related party transactions and other conflicts of interest. Our Compensation Committee oversees the risk related to our compensation plans, policies and practices. All of these risks are discussed with the entire Board in the ordinary course of the chairperson’s report of committee activities at regular Board meetings.

Board Meetings and Committees

During the year ended December 31, 2022, the Board held eight meetings and additionally acted five times by unanimous written consent, the Audit Committee held four meetings, the Compensation Committee held one meeting, the Nominating Committee held no meetings, and the Regulatory Compliance Committee held three meetings.

Each committee member is a non-employee director of the Company who meets the independence requirements of the OTCQX Rules and applicable law, except for Mr. Gorman, the Chairman of the Board and member of the Regulatory Compliance Committee, who the Board has determined should not be considered independent within the meaning of the OTCQX Rules at this time. Each of our directors attended at least 75% of the total number of Board meetings and committee meetings on which he or she served during 2022. We have adopted a policy encouraging our directors to attend annual meetings of stockholders. Six of our then-current directors attended our annual stockholders’ meeting held on November 10, 2022. Our Board has four standing committees, each of which is described below.

Audit Committee

The Audit Committee is currently comprised of Dr. Keegan (Chairperson), Mr. Sullivan and Mr. Rocca. The primary purposes of our Audit Committee are to assist the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control, legal compliance and risk management functions of the Company, including, without limitation, assisting the Board’s oversight of: (i) the integrity of our financial statements; (ii) the effectiveness of our internal control over financial reporting; (iii) our compliance with legal and regulatory requirements; (iv) the qualifications and independence of our independent registered public accounting firm; (v) the selection, retention and termination of our independent registered public accounting firm; and (vi) the performance of our internal audit function and independent registered public accounting firm. The Audit Committee is also responsible for preparing the report of the Audit Committee required by the rules and regulations of the SEC for inclusion in our annual proxy statement.

Our Board has determined that each member of our Audit Committee is independent within the meaning of the OTCQX Rules and as required by the Audit Committee charter. Our Board has determined that the chairperson of the Audit Committee, Dr. Keegan, is an “audit committee financial expert,” as that term is defined in Item 407(d) of Regulation S-K under the Exchange Act.

Our Audit Committee charter is posted and can be viewed in the “Investors” section of our website at www.interpace.com.

Compensation Committee

As of the date of this Proxy Statement, the Compensation Committee is currently comprised of Mr. Sullivan (Chairperson), Mr. Chan, and Mr. Rocca. Each member of our Compensation Committee is “independent” within the meaning of the OTCQX Rules and as required by the Compensation Committee charter. The primary purposes of our Compensation Committee are: (i) to establish and maintain our executive compensation policies consistent with corporate objectives and stockholder interests; and (ii) to oversee the competency and qualifications of our senior management personnel and the provisions of senior management succession planning; and (iii) to advise the Board with respect to director compensation issues. The Compensation Committee also administers our equity compensation plans. The Compensation Committee may form subcommittees for any purpose that they deem appropriate and may delegate to such subcommittees such power and authority as they deem appropriate, provided that the subcommittee consists of at least two members and provided further that the Compensation Committee must not delegate any power or authority required by any law, regulation or listing standards to be exercised by the Compensation Committee as a whole.

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Our Compensation Committee charter is posted and can be viewed in the “Investors” section of our website at www.interpace.com.

Nominating Committee

As of the date of this Proxy Statement, the Nominating Committee is currently comprised of Dr. Keegan (Chairperson), Mr. Chan, Mr. Aggarwal and Mr. Sullivan. Each member of our Nominating Committee is “independent” within the meaning of the OTCQX Rules and as required by the Nominating Committee charter. The primary purposes of the Nominating Committee are: (i) to recommend to the Board the nomination of individuals who are qualified to serve as our directors and on committees of the Board; (ii) to advise the Board with respect to the composition, size, structure and procedures of the Board; (iii) to advise the Board with respect to the composition, size and membership of the Board’s committees; (iv) to advise the Board with respect to corporate governance principles applicable to the Company; (v) to develop and maintain the Company’s corporate governance guidelines; (vi) to oversee the evaluation of the Board as a whole and the evaluation of its individual members standing for re-election; and (vii) to advise the Board with respect to any other matters required by federal securities laws. The Nominating Committee also has responsibility for reviewing and approving all transactions that are “related party” transactions under SEC rules, unless the Board empowers a special committee.

The Nominating Committee does not set specific, minimum qualifications that nominees for director must meet in order for the Nominating Committee to recommend them to the Board, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account our needs and the composition of the Board. Members of the Nominating Committee discuss and evaluate possible candidates in detail, and suggest individuals to explore in more depth. Once a candidate is identified whom the Nominating Committee wants to seriously consider and move toward nomination, the chairperson of the Nominating Committee enters into a discussion with that nominee candidate. Subsequently, the chairperson will discuss the qualifications of the candidate with the other members of the Nominating Committee, and the Nominating Committee will then make a final recommendation with respect to that candidate to the Board.

The Nominating Committee considers many factors when determining the eligibility of candidates for nomination as directors. The Nominating Committee does not have a diversity policy; however, its goal is to nominate candidates from a broad range of experiences and backgrounds who can contribute to the Board’s deliberations by reflecting a range of perspectives, thereby increasing its overall effectiveness. In identifying and recommending nominees for positions on the Board, the Nominating Committee places primary emphasis on: (i) a candidate’s judgment, character, expertise, skills and knowledge useful to the oversight of our business; (ii) a candidate’s business or other relevant experience; and (iii) the extent to which the interplay of the candidate’s expertise, skills, knowledge and experience with that of other members of the Board will build a Board that is effective, collegial and responsive to our needs.

The Nominating Committee will consider nominees recommended by stockholders, based on the same criteria described above, provided such nominations comply with the applicable provisions of our Certificate of Incorporation, Bylaws and the procedures to be followed in submitting proposals. No material changes have been implemented to the procedures by which stockholders may recommend nominees to our Board since we filed our proxy statement on September 20, 2022 in connection with the 2022 annual meeting.

In addition, for so long as each of Ampersand and 1315 Capital holds at least sixty percent (60%) of the Series B Preferred Stock issued to it on January 15, 2020, such Series B Investor will be entitled to elect two directors to the Board, provided that one of the directors qualifies as an “independent director” under Rule 5605(a)(2) of the listing rules of the Nasdaq Stock Market (or any successor rule or similar rule promulgated by another exchange on which the Company’s securities are then listed or designated).

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Our Nominating Committee charter is posted and can be viewed in the “Investors” section of our website at www.interpace.com.

Regulatory Compliance Committee

As of the date of this Proxy Statement, the Regulatory Compliance Committee is currently comprised of Mr. Aggarwal (Chairperson), Mr. Chan and Mr. Gorman. Mr. Aggarwal and Mr. Chan are “independent” within the meaning of the OTCQX Rules and as required by the Regulatory Compliance Committee charter. The Board has determined that Mr. Gorman should not be considered independent within the meaning of the OTCQX Rules. The primary purposes of our Regulatory Compliance Committee are to assist the Board in carrying out its oversight responsibility with respect to the regulatory framework of laws and regulations with respect to our operations, compliance with high quality, ethical and legal standards, and to be compliant with applicable operational, health, safety, quality, and regulatory requirements and best practices. Specifically, the Regulatory Compliance Committee assists the Board with respect to compliance with the operation of clinical laboratories and the provision of laboratory services and related customer billing and Medicare reimbursement. The Regulatory Compliance Committee was formerly part of the Company’s Audit Committee and was formed in January 2020.

The Regulatory Compliance Committee also reviews and discusses with relevant management the implementation and effectiveness of regulatory risk management programs in the areas of supply chain, environmental regulations, employee health and safety, privacy, cybersecurity, regulatory and political expenditures and lobbying activities.

Our Regulatory Compliance Committee charter is posted and can be viewed in the “Investor Relations” section of our website at www.interpace.com.

Compensation Committee Interlocks and Insider Participation

As of December 31, 2022, the Compensation Committee was comprised of Mr. Sullivan (Chairperson), Mr. Chan, and Mr. Rocca. During 2022 and as of the date of this Proxy Statement, no member of our Compensation Committee has ever been an executive officer or employee of ours and no executive officer of ours currently serves, or has served during the last completed year, on the board of directors, compensation committee or other committee serving an equivalent function, of any other entity that has one or more officers serving as a member of our Board or Compensation Committee. Only Mr. Chan has relationships requiring disclosure with respect to related party transactions, as described below under the section “Certain Relationships and Related Party Transactions”.

Policies on Communicating with our Board and Reporting of Concerns Regarding Regulatory, Accounting or Auditing Matters

Stockholders may contact an individual director, a committee of our Board or our Board as a group. The name of any specific intended director recipient (or recipients) should be noted in the communication. Communications may be sent to Interpace Biosciences, Inc., 2001 Route 46 Waterview Plaza, Suite 310, Parsippany, NJ 07054. Our CEO will forward such correspondence only to the intended recipients. Prior to forwarding any correspondence, however, the CEO will review the correspondence and will not forward any communications deemed to be of a commercial or frivolous nature or otherwise inappropriate for our Board’s consideration. In such cases, that correspondence may be forwarded elsewhere in the Company for review and possible response.

Any person who has a concern regarding corporate compliance matters, including accounting, internal accounting controls or auditing matters, may, in a confidential or anonymous manner, communicate that concern in either of the following manners: (1) by utilizing our Whistleblower Hotline to report such concerns via a confidential and secure Internet and telephone based reporting system administered by an external vendor, which may be reached toll-free at 1-866-238-1324; or (2) by setting forth such concerns in writing and forwarding them in a sealed envelope to the Chairperson of the Audit Committee, in care of the Company’s Corporate Secretary, at the following mailing address: Interpace Biosciences, Inc., Chair of the Audit Committee of the Board of Directors, c/o Corporate Secretary, 2001 Route 46 Waterview Plaza, Suite 310, Parsippany, NJ 07054, such envelope to be labeled with a legend such as: “Anonymous Submission of Complaint or Concern.” All such communications will be forwarded to the chairperson of our Audit Committee.

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Any person who has a concern regarding regulatory compliance matters may, in a confidential or anonymous manner, communicate that concern in either of the following manners: (1) by utilizing our Whistleblower Hotline to report such concerns via a confidential and secure Internet and telephone based reporting system administered by an external vendor, which may be reached toll-free at 1-866-238-1324; or (2) by setting forth such concerns in writing and forwarding them in a sealed envelope to the Chairperson of the Regulatory Compliance Committee, in care of the Company’s Corporate Secretary, at the following mailing address: Interpace Biosciences, Inc., Chair of the Regulatory Committee of the Board of Directors, c/o Corporate Secretary, 2001 Route 46 Waterview Plaza, Suite 310, Parsippany, NJ 07054, such envelope to be labeled with a legend such as: “Anonymous Submission of Complaint or Concern.” All such communications will be forwarded to the chairperson of our Regulatory Compliance Committee.

Hedging Policy

Our Board has not adopted a hedging policy with respect to transactions by our directors, officers and employees that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent (10%) of our common stock, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To the best of our knowledge, based solely on our review of the copies of such forms furnished to us, or written representations that no other forms were required, we believe that all Section 16(a) filing requirements applicable to our executive officers, directors and greater than ten percent (10%) stockholders were complied with during the fiscal year ended December 31, 2022.

EXECUTIVE OFFICERS

The following table sets forth the names, ages and principal positions of our executive officers as of the date of this Proxy Statement:

Name	Age	Position
Thomas W. Burnell	60	President, Chief Executive Officer and Director
Christopher McCarthy	32	Chief Financial Officer

Mr. Burnell’s business experience is discussed above, under the heading “Director Biographies and Qualifications”. There are no arrangements or understandings between Mr. Burnell and any other persons pursuant to which he was selected as an officer. In addition, there is no family relationship between Mr. Burnell and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer that would require disclosure pursuant to Item 401(d) of Regulation S-K. There is no related party transaction as of the date hereof between Mr. Burnell and the Company that would require disclosure under Item 404(a) of Regulation S-K.

The principal occupation and business experience for at least the last five years for Mr. McCarthy as a named executive officer is set forth below.

On July 24, 2023, Christopher McCarthy was appointed as the Chief Financial Officer of the Company. Mr. McCarthy has served as the Company’s Principal Financial Officer since April 2023. Prior to serving as the Company’s Principal Financial Officer, Mr. McCarthy served as the Company’s Vice President of Finance and Enterprise Systems from August 2022 to April 2023, Senior Director of Operations Finance from August 2020 to August 2022 and the Company’s Senior Financial Analyst from June 2019 to August 2020. Prior to joining the Company, Mr. McCarthy served as a Senior Financial Systems Analyst at Simon & Schuster, Inc. from January 2016 to June 2019

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Except as described herein, Mr. McCarthy has served in no other Company positions and there is no arrangement or understanding between Mr. McCarthy and any other person pursuant to which he was selected to serve as Chief Financial Officer. Mr. McCarthy has no family relationship with any director or executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company that would require disclosure pursuant to Item 401(d) of Regulation S-K. There are no related party transactions as of the date hereof between Mr. McCarthy and the Company that would require disclosure under Item 404(a) of Regulation S-K.

INFORMATION ABOUT OUR EXECUTIVE COMPENSATION

The following table sets forth certain information concerning compensation for 2021 and 2022 paid to our Chief Executive Officer and Chief Financial Officers who served in this capacity during 2021 and 2022.

SUMMARY COMPENSATION TABLE FOR 2022 AND 2021
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Compensation	All Other Compensation (3)	Total
Thomas W. Burnell
CEO	2022	$433,854	$185,000	$-	$-	$-	$15,315	$634,169
	2021	425,000	160,000	-	-	-	3,352	588,352

Thomas Freeburg (4)
CFO	2022	190,417	-	-	-	-	159,008	349,425
	2021	231,254	60,000	250,000	229,000	-	502	770,756

Fred Knechtel (5)
CFO	2021	25,833	-	-	-	-	173,737	199,570

(1)	The amount set forth in this column represents an annual cash incentive bonus.

(2)	The dollar amounts set forth under the headings “Stock Awards” and “Option Awards” represent aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For purposes of computing such amounts, we disregarded estimates of forfeitures related to service-based vesting conditions. For additional information regarding our valuation assumptions, please refer to Note 15 – “Stock-Based Compensation” to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended.

(3)	For the named executive officers, this column includes the following amounts in 2022:

	401(k) Company Match ($)	Term Life/Disability Insurance Payment ($)	Other ($) (1)	Totals ($)
Thomas Burnell	$12,272	$3,043	$-	$15,315
Thomas Freeburg (1)	-	790	158,218	159,008

(1)	The amounts set forth in this column for Mr. Freeburg represent severance of $127,500, continuation of health benefits of $11,218 and consulting fees of $19,500.

(4)	Mr. Freeburg no longer served as Chief Financial Officer effective September 30, 2022.

(5)	Mr. Knechtel no longer served as Chief Financial Officer effective January 31, 2021. Mr. Freeburg was appointed Chief Financial Officer on February 1, 2021.

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Narrative Disclosure to Summary Compensation Table

The following narrative discusses the base salary, annual cash incentives, long-term equity incentives, and perquisites of the Company with respect to Messrs. Burnell, Freeburg and Knechtel during 2021.

Base Salary

Initially, base salaries are generally set according to the executive officer’s employment agreement with the Company and adjusted based on the individual’s current and historical performance. The base salary levels and any changes to those levels for each executive are reviewed each year by the Compensation Committee and adjustments may be based on factors such as new roles and/or responsibilities assumed by the executive and the executive’s impact on our strategic goals and financial performance.

Tom Burnell. Upon appointment as Chief Executive Officer on December 1, 2020, Mr. Burnell’s annual base salary was set at $425,000. There was a 2.5% increase to Mr. Burnell’s salary in 2022.

Thomas Freeburg. Upon appointment as Chief Financial Officer on February 1, 2021, Mr. Freeburg’s annual base salary was set at $225,000. Pursuant to the terms of his employment agreement, his base salary was increased to $250,000 on August 1, 2021. There was a 2% increase to Mr. Freeburg’s salary in 2022.

Annual Cash Incentives

The annual cash incentive program provides our executive officers with an opportunity to receive a cash award at the discretion of the Compensation Committee (and the full Board, in the case of the Chief Executive Officer). Annual cash incentive targets and performance metrics are usually determined by the Compensation Committee during the first quarter of each fiscal year, based on competitive market data generally available to the Compensation Committee as well as consideration based upon the financial condition of the Company, including revenue and adjusted EBITDA.

Sign-on bonuses may be granted from time to time at the discretion of our Compensation Committee in connection with new hires at the executive officer level. There were no cash sign-on bonuses for any named executive officer in 2022.

Long-Term Equity Incentives

Our executives are also eligible to participate in a long-term equity incentive program, which is currently administered under the 2019 Equity Incentive Plan. The long-term equity incentive component of our compensation program is used to promote alignment with stockholders and to balance the short-term focus of the annual cash incentive component by linking a substantial part of compensation to our long-term stockholder returns. The Compensation Committee believes that long-term stock-based compensation enhances our ability to attract and retain high quality talent, provides motivation to improve our long-term financial performance, and increase stockholder value.

No stock awards or stock options were granted to our executive officers in 2022 as the awards issued in 2021 were to cover a two-year period. In March 2021, Mr. Freeburg was awarded 50,000 restricted stock units (“RSUs”) and 50,000 stock options, which became fully vested pursuant to the terms of the Consulting Agreement described below.

Perquisites

As a matter of practice, we provide only limited perquisites to our executive officers that are not generally provided to all employees. Executives are eligible for the standard benefits and programs generally available to all of our employees. The value of special perquisites, as well as additional benefits that are available generally to all of our employees, that were provided to each named executive officer in 2022 are set forth in footnote 3 to the Summary Compensation Table.

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Qualified Plan

The Company maintains a tax-qualified savings plan under Section 401(k) of the Code. Employees who participate in the plan may make elective deferrals to the plan, subject to the limitations imposed by the Code. In addition, the Company currently offers a safe harbor matching contribution equal to 100% of the first 3% of an employee’s contributed base salary plus 50% of the employee’s base salary contributed exceeding 3% but not more than 5%.

Employment Agreements and Severance Arrangements

Tom Burnell

On December 1, 2020, the Company appointed Mr. Burnell as Chief Executive Officer and President and entered into an employment agreement with Mr. Burnell (the “Burnell Employment Agreement”). Under the Burnell Employment Agreement, Mr. Burnell is to receive an annual base salary of at least $425,000, a target annual bonus opportunity of up to 50% of such base salary, and certain other benefits such as housing and participation in the benefit plans and programs maintained by the Company.

In the event that Mr. Burnell’s employment is terminated by the Company without Cause or by Mr. Burnell for Good Reason (in each case, as defined in the Burnell Employment Agreement), then subject to, among other things, Mr. Burnell’s execution and non-revocation of a release agreement in favor of the Company, Mr. Burnell would be entitled to: (i) salary continuation payments for a period of (a) six (6) months, if such termination of employment occurs on or after the first anniversary of employment but prior to the second anniversary of employment, or (b) twelve (12) months, if such termination of employment occurs on or after the second anniversary of employment; provided, however, that there will be no salary continuation payments in the event such termination of employment occurs prior to the first anniversary of employment; (ii) all outstanding equity awards that were scheduled to vest during the 24-month period following the termination date, but for the termination, would become fully vested and exercisable (including any such awards that vest in whole or in part based on the attainment of performance-vesting conditions that would be deemed achieved at the target level of the applicable award agreement); and, (iii) continuation of health and welfare benefits for the applicable salary continuation period.

Thomas Freeburg

On February 1, 2021, the Company appointed Mr. Freeburg as Chief Financial Officer, Treasurer, and Secretary of the Company, effective as of February 1, 2021 and entered into an employment agreement with Mr. Freeburg (the “Freeburg Employment Agreement”). Under the Freeburg Employment Agreement, Mr. Freeburg received an annual base salary of $225,000 and a target annual bonus opportunity of up to 40% of such base salary. Effective as of the date six (6) months after the Effective Date, the Base Salary increased to $250,000. On March 10, 2021 Mr. Freeburg, was awarded 50,000 RSUs and 50,000 stock options vesting in equal installments on each of the first three anniversaries of the grant date, subject to Mr. Freeburg’s continued employment with the Company through the applicable vesting date, with accelerated vesting upon a Change in Control, as defined in the applicable equity incentive plan, subject to Mr. Freeburg’s continuous employment through such Change in Control.

On September 30, 2022, Mr. Freeburg resigned from his position as Chief Financial Officer and as an employee of the Company. In connection with his resignation the Company entered into a severance and consulting agreement, (the “Consulting Agreement”). Pursuant to the Consulting Agreement, the Company agreed to provide Mr. Freeburg with the following payments and benefits: (i) a cash amount equal to $127,500 payable in semi-monthly installments over a six-month period, (ii) payment for the cost of COBRA premiums for six months, and (iii) the accelerated vesting of all outstanding equity grants on September 30, 2022. Mr. Freeburg has consulted and remained the Company’s principal financial officer through March 31, 2023. Mr. Freeburg earned approximately $61,000 for consulting in 2023.

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Christopher McCarthy

On July 24, 2023, the Company appointed Mr. McCarthy as Chief Financial Officer of the Company. In accordance with SEC rules, his compensatory arrangements for 2023 will be described in our Executive Compensation disclosures next year.

In connection with Mr. McCarthy’s appointment as Chief Financial Officer, the Company entered into an employment agreement with Mr. McCarthy on July 31, 2023 (the “McCarthy Employment Agreement”), effective as of July 24, 2023. Pursuant to the McCarthy Employment Agreement, the Company agreed to pay to Mr. McCarthy a base salary of $220,000 annually to be paid in accordance with the Company’s payroll practices, with any increase in the sole discretion of the Company’s Compensation Committee. Mr. McCarthy is also eligible to receive additional annual incentive compensation with an annual target of up to 40% of the base salary, paid out in cash, less applicable taxes and deductions and/or stock as determined by the Compensation Committee. The Company has awarded to Mr. McCarthy, under the Company’s 2019 Equity Incentive Plan, as amended, and related Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement under the 2019 Equity Incentive Plan a grant of RSUs with respect to 25,000 shares of the Company’s common stock, par value $0.01 per share (such grant, the “RSU Grant”). The RSU Grant vested immediately upon its grant date of July 31, 2023 with respect to 12,500 RSUs and the remaining 12,500 RSUs will vest on the six month anniversary of the date of grant. On July 27, 2024, the Company will grant an additional 25,000 RSUs to Mr. McCarthy, which will be immediately vested.

The Employment Agreement provides for “at will” employment that may be terminated by Mr. McCarthy or by the Company at any time, and for any reason or for no reason. In the event of termination, Mr. McCarthy will be entitled to retain any equity awards that have vested through the date of termination, subject to the terms and conditions of the applicable equity incentive plan and the applicable award agreement. In the event that Mr. McCarthy’s employment is terminated by the Company without Cause or by Mr. McCarthy for Good Reason (in each case, as defined in the McCarthy Employment Agreement), then subject to, among other things, Mr. McCarthy’s execution and non-revocation of a release agreement in favor of the Company, Mr. McCarthy would be entitled to salary continuation payments for a period of six months.

Confidential Information, Non-Disclosure, Non-Solicitation, Non-Compete and Rights to Intellectual Property Agreement (“Restrictive Covenants Agreement”)

Each of Messrs. Freeburg, Knechtel, and Burnell also entered into a Restrictive Covenants Agreement with the Company that includes customary provisions regarding confidentiality and non-disclosure, customary non-competition and non-solicitation provisions that extend for up to one (1) year following termination of employment, and a customary invention assignment regarding ownership of intellectual property. The payment of any severance benefits under each executive’s employment agreement and/or severance agreement is conditioned on continued compliance with his Restrictive Covenants Agreement.

Treatment of Outstanding Equity on a Change in Control

Pursuant to the terms of our Amended and Restated 2004 Stock Award and Incentive Plan, awards outstanding under that plan will generally become fully vested and exercisable upon a change in control of the Company. There is no similar automatic vesting provision upon a change in control for awards granted under the Interpace Biosciences, Inc. 2019 Equity Incentive Plan. However, Mr. Freeburg was entitled under his employment agreement to accelerated vesting of his outstanding equity awards upon a change in control, subject to continued employment. During his tenure at the Company, Mr. Knechtel had a similar entitlement.

Compensation Features Intended to Prevent Excessive Risk Taking

The Compensation Committee reviews our compensation policies and practices for all employees, including executive officers, and believes that such policies and practices do not create risks that are reasonably likely to have a material adverse effect on us. In particular, the Compensation Committee believes that the following factors help mitigate against any such risks: (i) annual cash incentive compensation and long-term equity incentive compensation are based on a mix of our overall performance, business unit performance and individual performance; (ii) the annual cash incentive compensation plan has no minimum funding levels, such that employees will not receive any rewards if satisfactory financial performance is not achieved by us; and (iii) base salaries are consistent with employees’ responsibilities and general market practices so that they are not motivated to take excessive risks to achieve a reasonable level of financial security.

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Outstanding Equity Awards as of December 31, 2022

The following table provides information concerning the number and value of unexercised stock options and RSUs for the named executive officers outstanding as of the year ended December 31, 2022:

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2022
Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares/RSUs that have not Vested (#)		Market Value of Shares/RSUs that have not Vested ($)(1)
Thomas W. Burnell	-	-	-		125,000	(2)	130,000
	-	-	-		33,333	(3)	34,666

(1)	The market value is based on the closing price of $1.04 on December 30, 2022, the last day of trading in 2022.
(2)	Consists of 125,000 performance based RSUs which will be eligible to vest on the day following a 30 calendar day period in which, for each trading day of such period, a share of Common Stock has a closing per share price of at least $11.34.
(3)	Includes 33,333 time based RSUs which will fully vest on December 1, 2023.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based On(5): Total Shareholder Return(6)	Net Loss (millions)(7)	Adjusted EBITDA (millions)(8)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
2022	$634,169	$548,226	349,425	$259,057	$33	$(22.0)	$(1.2)
2021	$588,352	$1,136,741	485,163	$760,265	$238	$(14.9)	$(2.0)

(1)	The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Burnell (our President and Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Information About Our Executive Compensation.”

(2)	The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Burnell, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Burnell during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Burnell’s total compensation for each year to determine the compensation actually paid which is reported above:

Year	Reported Summary Compensation Table Total for PEO	Equity Award Adjustments(b)	Compensation Actually Paid to PEO
2022	$634,169	$(85,943)	$548,226
2021	$588,352	$548,389	$1,136,741

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(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)	The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

(3)	The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding Mr. Burnell, who has served as our President and Chief Executive Officer) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. Burnell) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Thomas Freeburg, Chief Financial Officer; and (ii) for 2021, Thomas Freeburg, Chief Financial Officer, and Fred Knechtel, Chief Financial Officer.

(4)	The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Burnell), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Burnell) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Burnell) for each year to determine the compensation actually paid, using the same methodology described above in Note 3:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Average Compensation Actually Paid to Non-PEO NEOs
2022	$349,425	$-	$(90,368)	$259,057
2021	$485,163	$239,500	$35,602	$760,265

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(5)	The TSR figures, assuming a $100 investment on January 1, 2021, would be as follows: 2021 – $238; 2022 – $33.

(6)	Cumulative TSR is calculated by taking the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(7)	The dollar amounts reported represent the amount of net loss reflected in the Company’s audited financial statements for the applicable year.

(8)	Adjusted EBITDA is defined as income or loss from continuing operations, plus depreciation and amortization, non-cash stock-based compensation, interest and taxes, and other non-cash expenses including change in fair value of notes payable and warrant liability. While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Adjusted EBITDA is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the company to link compensation actually paid to the company’s NEOs, for the most recently completed fiscal year, to company performance.

Reconciliation of Adjusted EBITDA (Unaudited)
($ in thousands)

	Years Ended
	December 31,
	2022	2021
Loss from continuing operations (GAAP Basis)	$(5,865)	$(7,037)
Loss on DiamiR transaction	-	13
Depreciation and amortization	1,429	3,469
Stock-based compensation	1,237	1,145
Taxes expense/(benefit)	29	(705)
Interest accretion expense	158	496
Financing interest and related costs	850	950
Mark to market on warrant liability	(71)	50
Change in fair value of note payable	1,224	(58)
Change in fair value of contingent consideration	(223)	(338)
Adjusted EBITDA	$(1,232)	$(2,015)

Analysis of the Information Presented in the Pay versus Performance Table

The Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid and Cumulative TSR

As demonstrated by the following graph, the amount of compensation actually paid to Mr. Burnell and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Burnell) is aligned with the Company’s cumulative TSR over the two years presented in the table. The alignment of compensation actually paid with the Company’s cumulative TSR over the period presented is because a significant portion of the compensation actually paid to Mr. Burnell and to the other NEOs is comprised of equity awards. The Company does not make equity awards every year.

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Relationship of Executive Compensation Actually Paid to TSR of the Company

Compensation Actually Paid and Net Income

As demonstrated by the following table, the amount of compensation actually paid to Mr. Burnell and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Burnell) is not aligned with the Company’s net loss over the two years presented in the table. The Company does not use net income/(loss) as a performance measure in the overall executive compensation program, particularly when determining the size of equity incentive awards. In addition, our short-term cash incentives are tied to EBITDA, and the value of total compensation awarded to the NEOs through short-term incentives will vary from year-to-year as some years do not include long-term equity awards.

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Relationship of Executive Compensation Actually Paid to Net Loss

Compensation Actually Paid and Adjusted EBITDA

As demonstrated by the following graph, the amount of compensation actually paid to Mr. Burnell and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Burnell) is not aligned with the Company’s Adjusted EBITDA over the two years presented in the table. The Company utilizes Adjusted EBITDA when setting financial targets for the NEOs.

Relationship of Executive Compensation Actually Paid to Adjusted EBITDA

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of September 15, 2023, the number of shares of our common stock beneficially owned by: (i) each stockholder who is known by us to own beneficially in excess of 5% of our outstanding common stock; (ii) each of our current directors; (iii) each of our current named executive officers, and (iv) all current directors and named executive officers as a group.

Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of common stock owned by them and all information with respect to beneficial ownership has been furnished to us by the respective stockholder. Except as otherwise indicated, the address of the persons listed below is c/o Interpace Biosciences, Inc., 2001 Route 46 Waterview Plaza, Suite 310, Parsippany, New Jersey 07054. The percentage of beneficial ownership is based on 4,321,772 shares of common stock outstanding on September 20, 2023.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percent of Shares Outstanding
5% Holders:
Ampersand 2018 Limited Partnership(2)	4,666,666	(3)	51.9	% (21)
1315 Capital II, L.P.(4)	3,166,666	(5)	42.3	% (22)
Peter H. Kamin (6)	781,956	(7)	18.1%
Douglas M. Singer (8)	355,165	(9)	8.2%
Executive officers and directors:
Thomas W. Burnell (10)	56,521	(14)	1.3%
Christopher McCarthy (11)	17,538	(15)	*
Vijay Aggarwal (12)	9,333	(16)	*
Edward Chan (12)	-		*
Robert Gorman (13)	109,759	(17)	2.5%
Joseph Keegan (12)	34,677	(18)	*
Fortunato Ron Rocca (12)	28,000	(19)	*
Stephen J. Sullivan (12)	36,279	(20)	*
as a group (8 persons)	292,107	(14)(15)(16)(17)(18)(19)(20)	6.5%

*	Represents beneficial ownership of less than 1% of our outstanding common stock

(1)	Beneficial ownership and percentage ownership are determined in accordance with the rules and regulations of the SEC and include voting or investment power with respect to shares of stock. This information does not necessarily indicate beneficial ownership for any other purpose. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we include shares underlying common stock derivatives, such as stock options and RSUs that a person has the right to acquire within 60 days of September 20, 2023. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
(2)	The reported address of Ampersand is 55 William Street, Suite 240, Wellesley, MA 02481.
(3)	This information is based solely on an amended Schedule 13D/A filed with the SEC on November 12, 2021 by Ampersand. Ampersand reported shared voting power and shared dispositive power of 4,666,666 shares of common stock underlying 28,000 shares of Series B Preferred Stock. Series B Preferred Stock is convertible into shares of common stock at any time and from time to time, at the option of holders. The Series B Preferred Stock is convertible into shares of common stock pursuant to the terms of the Certificate of Designation of Series B Preferred Stock.
(4)	The reported address of 1315 Capital is 2929 Walnut Street, Suite 1240, Philadelphia, PA 19104.
(5)	This information is based solely on an amended Schedule 13D/A filed with the SEC on November 11, 2021 by 1315 Capital. 1315 Capital reported shared voting power and shared dispositive power of 3,166,666 shares of common stock underlying 19,000 shares of Series B Preferred Stock. Series B Preferred Stock is convertible into shares of common stock at any time and from time to time, at the option of holders. The Series B Preferred Stock is convertible into shares of common stock pursuant to the terms of the Certificate of Designation of Series B Preferred Stock.

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(6)	The reported address of Mr. Kamin is 2720 Donald Ross Road, #311, Palm Beach Gardens, FL 33410.
(7)	Includes 234,805 shares of common stock held by the Peter H. Kamin Revocable Trust dated February 2003, of which Peter H. Kamin is the sole trustee, 133,186 shares of common stock held by the Peter H. Kamin Childrens Trust dated March 1997 of which Mr. Kamin is the trustee, 44,670 shares of common stock held by 3K Limited Partnership, of which Mr. Kamin is the General Partner and 99,187 shares of common stock held by the Peter H. Kamin Family Foundation of which Mr. Kamin is the trustee. This information is based solely on a Schedule 13D/A filed with the SEC on February 1, 2022 by Mr. Kamin. Mr. Kamin reported sole voting power and sole dispositive power of 781,956 shares of common stock.
(8)	The reported address of Mr. Singer is 9600 North 96th Street, Unit 241, Scottsdale, AZ 85258
(9)	Includes 355,165 shares of common stock held by Mr. Singer. This information is based solely on a Schedule 13G/A filed with the SEC on February 10, 2023 by Mr. Singer. Mr. Singer reported sole voting power and sole dispositive power of 355,165 shares of common stock.
(10)	Currently serves as our President and Chief Executive Officer and as a member of the Board.
(11)	Currently serves as our Chief Financial Officer.
(12)	Currently serves as a member of the Board.
(13)	Currently serves as Chairman of the Board.
(14)	Includes 10,855 shares owned by Mr. Burnell’s spouse. Mr. Burnell disclaims beneficial ownership of these shares.
(15)	Includes 1,666 shares issuable pursuant to stock options exercisable within 60 days of September 20, 2023.
(16)	Includes 9,333 shares issuable pursuant to stock options exercisable within 60 days of September 20, 2023.
(17)	Includes 91,000 shares issuable pursuant to stock options exercisable within 60 days of September 20, 2023.
(18)	Includes 32,920 shares issuable pursuant to stock options exercisable within 60 days of September 20, 2023.
(19)	Includes 28,000 shares issuable pursuant to stock options exercisable within 60 days of September 20, 2023.
(20)	Includes 33,820 shares issuable pursuant to stock options exercisable within 60 days of September 20, 2023.
(21)	Ampersand’s ownership would be 38.4%, assuming the conversion of all 47,000 outstanding shares of Series B Preferred Stock into an aggregate of 7,833,332 shares of common stock.
(22)	1315 Capital’s ownership would be 26.0% assuming the conversion of all 47,000 outstanding shares of Series B Preferred Stock into an aggregate of 7,833,332 shares of common stock.

The table below sets forth certain information with respect to all of our equity compensation plans as of December 31, 2022, and does not reflect grants, awards, exercises, terminations or expirations since that date.

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Equity Compensation Plan Information

Year Ended December 31, 2022

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plan approved by security holders (2019 Equity Compensation Plan and Restated 2004 Stock Award and Incentive Plan)	527,844	$6.46	1,672,746

Equity compensation plan not approved by security holders	-	-	-
Total	527,844	$6.46	1,672,746

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We are required to disclose transactions since January 1, 2022, to which we have been a party, in which the amount involved in the transaction exceeds $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or an affiliate or immediate family member thereof had or will have a direct or indirect material interest, other than employment, compensation, termination and change in control arrangements with our named executive officers.

On August 31, 2022, the Company and its subsidiary, Interpace Pharma Solutions, Inc. (“IPS”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Flagship Biosciences, Inc. (“Flagship”) pursuant to which Flagship agreed to (i) acquire substantially all of the assets of IPS used in IPS’s business and (ii) assume and pay certain liabilities related to the purchased assets as set forth in the Purchase Agreement (collectively, the “Asset Sale”). The Asset Sale closed on August 31, 2022. An affiliate of Ampersand Management LLC and an affiliate of BroadOak Capital Partners have each provided equity financing to Flagship, collectively own a majority of Flagship’s outstanding equity securities and are represented on its Board of Directors. The affiliate of Ampersand Management LLC also owns 28,000 shares of the Company’s Series B Preferred Stock, convertible into 4,666,666 shares of the Company’s common stock pursuant to that certain Securities Purchase and Exchange Agreement dated January 10, 2020. The affiliate of Ampersand Management LLC has designated two directors to the Company’s Board of Directors, Robert Gorman and Vijay Aggarwal. In addition, an affiliate of BroadOak Capital Partners provided the Company a term loan in the aggregate principal amount of $8,000,000 pursuant to that certain Loan and Security Agreement dated October 29, 2021 and a Convertible Note which converted into a term loan advance in the aggregate amount of $2,000,000. The total purchase price for the Asset Sale was determined following a sales process conducted by the Company and its advisors and an arms length negotiation between Flagship and the Company. The purchase price was based on a market consistent multiple of anticipated revenue for a non-profitable, cash-negative business. The Asset Sale was approved by a majority of the disinterested directors of the Company.

OTHER MATTERS

We know of no other matters to be acted upon at the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the attached form of proxy to vote the shares they represent as the Board may recommend.

ADDITIONAL INFORMATION

Householding

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company, as well as some brokers (or other nominees) household the Company’s proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker (or other nominee) or from us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and wish for only one copy to be delivered to your household in the future, please notify (i) your broker (or other nominee) if your shares are held in a brokerage or similar account or (ii) the Company if you hold registered shares in your own name. If you would like to receive a separate copy of this year’s Proxy Statement or Annual Report, please contact us by writing to Interpace Biosciences, Inc., 2001 Route 46 Waterview Plaza, Suite 310, Parsippany, New Jersey 07054, or calling 1-412-224-6100.

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Stockholder Proposals for the 2024 Annual Meeting

Any proposal that a stockholder desires to have included in our proxy materials relating to our annual meeting of stockholders in 2024 must be received by us at our principal office at Interpace Biosciences, Inc., 2001 Route 46 Waterview Plaza, Suite 310, Parsippany, New Jersey 07054 no later than May 25, 2024, and must otherwise comply with the requirements of Rule 14a-8 under the Exchange Act for inclusion in our proxy materials for that meeting. In the event that the 2024 annual meeting of stockholders is called for a date that is not within 30 days before or after the first anniversary of the date of this year’s annual meeting (November 14, 2024), the proposal must be received no later than a reasonable time before the Company begins to print and mail its proxy materials.

The Bylaws provide that advance written notice of stockholder-proposed business intended to be brought before an annual meeting of stockholders must be given to the Secretary of the Company not less than 90 days (August 16, 2024) nor more than 120 days (July 17, 2024) prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date (November 14, 2024), notice by any stockholder of business intended to be brought must be received not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made (such advance written notice within such time periods is defined as “Timely Notice”).

A stockholder’s written notice must set forth, as to each proposed matter: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and, if such business includes a proposal to amend our Bylaws, the language of the proposed amendment; (ii) the name and address, as they appear on our books, of the stockholder proposing such business; (iii) the number of shares of our common stock which are beneficially owned by such stockholder; (iv) a representation that the stockholder is a holder of record of shares of the Company’s common stock entitled to vote at such annual meeting and intends to appear in person or by proxy at the annual meeting to propose such business; and (v) any Disclosable Interests (as defined in the Company’s Bylaws) of the stockholder in such proposal.

The Bylaws also provide that a stockholder may request that persons be nominated for election as directors by providing Timely Notice and providing the information, agreements and questionnaires with respect to such stockholder and its candidate for nomination as required to be set forth in the Bylaws.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on November 14, 2023.

This Proxy Statement and our Annual Report are also available on the Internet at:

www.proxyvote.com

Incorporation by Reference

To the extent that this Proxy Statement is incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, then the section of this Proxy Statement entitled “Audit Committee Report” will not be deemed incorporated unless specifically provided otherwise in such filing. The content contained in, or that can be accessed through, our website is not incorporated into this Proxy Statement.

Availability of Annual Report on Form 10-K

We will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report, including the financial statements and financial statement schedules included therein. All such requests should be directed to Interpace Biosciences, Inc., 2001 Route 46 Waterview Plaza, Suite 310, Parsippany, New Jersey 07054.

By order of the Board of Directors,

/s/ Robert Gorman
Robert Gorman
Chairman

September 22, 2023

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INTERPACE BIOSCIENCES, INC.
WATERVIEW PLAZA, SUITE 310
2001 ROUTE 46
PARSIPPANY, NJ 07054

SCAN TO
VIEW MATERIALS & VOTE

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DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

Nominees	For	Withhold
1a. Thomas W. Burnell	☐	☐
1b. Joseph Keegan	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. Proposal to conduct a non-binding advisory vote on a resolution approving the compensation of our named executive officers.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	1 year	2 years	3 years	Abstain
3. Proposal to conduct a non-binding advisory vote on frequency of executive compensation advisory votes.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000620121_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com

INTERPACE BIOSCIENCES, INC.
Annual Meeting of Shareholders
November 14, 2023 4:00 PM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Thomas W. Burnell and Robert Gorman, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of INTERPACE BIOSCIENCES, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 4:00 PM, EST on November 14, 2023, at www.virtualshareholdermeeting.com/IDXG2023, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

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